Exhibit 10.08

2007 INVESTMENT ELECTION FORM

VALERO ENERGY CORPORATION

DEFERRED COMPENSATION PLAN

Direction of Investments

The undersigned Participant hereby directs that the measurement of the Participant’s account be determined as if it were invested in the fund options as indicated below.

DEFERRALS OF SALARY AND/OR BONUSES BEGINNING 1/1/2007

WILL BE TREATED AS IF INVESTED AS INDICATED BELOW.

Enter your investment elections: 5% minimum/increments of 5%.

The total of the percentages must equal 100%.

You may invest in any one or more (including all) of the fund options.

% Dreyfus Appreciation (DGAGX)	% Columbia Income Z (SRINX)

% Fidelity Intermediate Gov’t (FSTGX)	% Vanguard Asset Allocation (VAAPX)

% Janus Worldwide (JAWWX)	% Vanguard Index Extended Market (VEXMX)

% Oakmark (OAKMX)	% Vanguard Index 500 (VFINX)

% T. Rowe Price Mid-Cap Growth (RPMGX)	% Vanguard Growth and Income (VQNPX)

% American Beacon Money Market Select Fund

(ASRXX)

I understand that the elections I have chosen on this form shall remain in effect until I make a directive to change.

Participant’s Signature	Date

Participant’s Name	Participant’s Employee ID Number